Exhibit 10.2
AMENDMENT NO. 1 TO CREDIT AGREEMENT
AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of August 8, 2019 (this “Agreement”), to that certain Credit Agreement, dated as of May 31, 2018 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among GTT Communications, Inc., a Delaware corporation, as the borrower (the “U.S. Borrower”), GTT Communications B.V., a company organized under the laws of the Netherlands (the “EMEA Borrower” and, together with the U.S. Borrower, each a “Borrower” and collectively, the “Borrowers”), various financial institutions from time to time parties thereto as lenders (the “Lenders”) and KeyBank National Association, as the administrative agent (the “Administrative Agent”).
WHEREAS, pursuant to Section 11.12(f)(y) of the Credit Agreement, the U.S. Borrower and the Administrative Agent, acting at the written direction of the Required Revolving Lenders, may amend, supplement or otherwise modify or waive any of the terms and provisions (and related definitions) of Section 7.07 of the Credit Agreement; and
WHEREAS, the Required Revolving Lenders have given written direction to the Administrative Agent to enter into this Agreement.
NOW, THEREFORE, in consideration of the premises, agreements, provisions and covenants contained herein, the parties hereto hereby agree as follows:
1.Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement (as amended hereby) unless otherwise defined herein or the context otherwise requires.

2.Amendments to Credit Agreement.

(a)Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms to such section to appear in alphabetical order therein:

“Amendment No. 1” means that certain Amendment No. 1 to Credit Agreement, dated as of the Amendment No. 1 Effective Date, by and among the Borrowers and the Administrative Agent.
“Amendment No. 1 Effective Date” means August 8, 2019.
“Liquidity” means, at any time, the sum of (a) the Total Revolving Commitment minus the Aggregate Revolving Facility Exposure at such time and (b) the aggregate amount of cash and Cash Equivalents of the U.S. Borrower and its Restricted Subsidiaries as of the such time (excluding cash and Cash Equivalents that are or would be listed as “restricted” on the consolidated balance sheet of the U.S. Borrower and its Restricted Subsidiaries as of such date of determination).
“Revolving Facility Specified Provisions Period” means the period (a) beginning on the Amendment No. 1 Effective Date and (b) ending at the time when (i) all Revolving Loans shall have been paid in full in cash, (ii) all Revolving Commitments shall have been terminated or reduced to zero and (iii)(x) all Letters of Credit shall have been terminated or expired or (y) all LC Outstandings shall have been Cash Collateralized.
(b)Section 7.07 of the Credit Agreement is amended and restated in its entirety as follows:
Section 7.07    Financial Covenant. During the Revolving Facility Specified Provisions Period, except with the written consent of the Required Revolving Lenders:
(a)    Beginning with the first full fiscal quarter after the Closing Date, solely during any fiscal quarter in which the Aggregate Revolving Facility Exposure exceeds 30% of the Total Revolving Commitment (excluding (i) undrawn Letters of Credit up to $20,000,000 and (ii) Letters of Credit that are Cash Collateralized or backstopped in full by other letters of credit), the U.S. Borrower will not permit the Consolidated Net Secured Leverage Ratio, on a Pro Forma Basis, to be greater than the maximum ratio specified below opposite such fiscal quarter:

Fiscal Quarter Ending	Maximum Ratio
September 30, 2018	6.50:1.00
December 31, 2018	6.50:1.00
March 31, 2019	6.50:1.00
June 30, 2019	6.50:1.00
September 30, 2019	6.50:1.00
December 31, 2019	6.50:1.00
March 31, 2020	6.50:1.00
June 30, 2020	6.50:1.00
September 30, 2020	6.25:1.00
December 31, 2020	6.25:1.00
March 31, 2021	5.50:1.00
June 30, 2021	5.00:1.00
September 30, 2021	5.00:1.00
December 31, 2021	4.50:1.00
March 31, 2022	4.50:1.00
June 30, 2022 and thereafter	4.25:1.00

(b)     As a condition to the consent of the Required Revolving Lenders to Amendment No. 1, which amended the maximum Consolidated Net Secured Leverage Ratio levels for each fiscal quarter ending September 30, 2019 through December 31, 2020 (as set forth in the table in paragraph (a) above), the Borrowers agree for the benefit of the Revolving Lenders that, notwithstanding any other provision of this Agreement, from and after the Amendment No. 1 Effective Date and until the Compliance Certificate for the fiscal quarter of the U.S. Borrower ending March 31, 2021 has been delivered pursuant to Section 6.01(c), no Credit Party will, nor will any Credit Party permit any of its Restricted Subsidiaries to, do any of the following:

(i)    declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment pursuant to Section 7.06(f), (g) or (h);
(ii)    designate any Subsidiary as, or make, directly or indirectly, any Investment in, any Unrestricted Subsidiary;
(iii)    make, directly or indirectly, any Investment pursuant to Section 7.05(l) or (o), unless, immediately prior to and immediately after giving effect to such Investment (and all other transactions occurring on such date) on a Pro Forma Basis, Liquidity shall be not less than $250,000,000; provided that the limitation in this clause (iii) will not apply to the acquisition by the U.S. Borrower, indirectly, of all of the outstanding shares in the capital of KPN Eurorings B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, whose registered office (statutaire zetel) is in The Hague and whose office address is: Maanplein 55, 2516 CK The Hague, the Netherlands; or
(iv)    incur Indebtedness in reliance on clause (A) of the definition of “Incremental Facility Maximum Amount” in an aggregate amount from and after the Amendment No. 1 Effective Date in excess of (x) $300,000,000 minus (y) the aggregate amount of Indebtedness incurred by the U.S. Borrower or any of its Restricted Subsidiaries or committed by Lenders to the U.S. Borrower and/or its Restricted Subsidiaries in reliance on such clause (A) prior to the Amendment No. 1 Effective Date (which amount in this subclause (y) is $50,000,000);
provided, that it is understood and agreed, for the avoidance of doubt, that failure to comply with any limitation set forth in clauses (i) through (iv) above shall be a Financial Covenant Event of Default.
3.Conditions to Effectiveness. This Agreement shall be effective upon satisfaction of each of the following conditions (the date of such effectiveness, the “Amendment No. 1 Effective Date”):

(a)The Administrative Agent (or its counsel) shall have received from (i) each Borrower a counterpart of this Agreement signed on behalf of such Borrower, (ii) each other Credit Party a reaffirmation in the form of Exhibit A hereto (the “Reaffirmation”) and (ii) the Lenders constituting at least the Required Revolving Lenders a consent to this Agreement in the form of Exhibit B hereto (a “Consent”);

(b)the Administrative Agent shall have received a certificate of a Responsible Officer of the U.S. Borrower certifying that the representations in Section 4 of this Agreement are true and correct;

(c)the Administrative Agent shall have received an opinion of counsel to the Borrowers in form and substance reasonably satisfactory to the Administrative Agent;

(d)the Administrative Agent shall have received, for the account of each Consenting Lender (as defined below), its Consent Fee (as defined below);

(e)the Administrative Agent and its affiliates shall have received all fees payable thereto on or prior to the Amendment No. 1 Effective Date and, to the extent invoiced at least three Business Days prior to the Amendment No. 1 Effective Date, reimbursement or payment of all reasonable and documented out-of-pocket expenses (including reasonable and documented fees, charges and disbursements of Cahill, Gordon & Reindel LLP and local counsels to the Administrative Agent) required to be reimbursed or paid by the Credit Parties hereunder or under any Loan Document on or prior to the Amendment No. 1 Effective Date; and

(f)the Administrative Agent and the Revolving Lenders shall have received at least three Business Days prior to the Amendment No. 1 Effective Date (i) all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the Patriot Act, and (ii) a beneficial ownership certification for each Borrower that qualifies as a “legal entity customer” under 31 C.F.R. §1010.230, in each case under this Section 3(f) to the extent requested at least five Business Days prior to the Amendment No. 1 Effective Date.

As used herein, “Consenting Lender” shall mean each Revolving Lender (other than a Defaulting Lender) that, at or prior to 5:00 p.m., New York City time, on August 6, 2019 (or such later date and time specified by the U.S. Borrower and notified in writing to the Lenders by the Administrative Agent) executes and delivers to the Administrative Agent a Consent; and “Consent Fee” shall mean, with respect to each Consenting Lender, a fee equal to the product of (i) the percentage set forth as the consent fee in the memo to the Revolving Lenders relating to this Agreement posted to SyndTrak multiplied by (ii) the aggregate amount of Revolving Commitments held by such Consenting Lender immediately prior to the Amendment No. 1 Effective Date.
4.Representations and Warranties. To induce the Administrative Agent and the Revolving Lenders to enter into this Agreement, the Borrowers make each of the following representations and warranties to the Administrative Agent and the Revolving Lenders, as of the date hereof:

(a)The representations and warranties of the Credit Parties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties shall have been true and correct in all material respects as of the date when made (except to the extent any such representation or warranty is qualified by “materiality or “Material Adverse Effect” or a similar term, in which case such representation and warranty shall be true and correct in all respects).

(b)As of the date hereof, both before and after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing.

(c)Each of this Agreement and the Reaffirmation, as applicable, has been duly authorized by all necessary corporate or other organizational action and has been duly executed and delivered by each applicable Credit Party and constitutes a legal, valid and binding obligation, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or laws).

5.This Agreement is a “Loan Document.” The provisions of Section 11.08(b) through Section 11.08(d), and Sections 11.09, 11.10, 11.19 and 11.21 of the Credit Agreement are incorporated herein mutatis mutandis as if set forth herein.

6.The Credit Parties agree to pay the fees and expenses of the Administrative Agent (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent) in connection with this Agreement.

7.All of the terms, conditions, representations, warranties and covenants contained in the Loan Documents shall continue in full force and effect, in each case, as expressly modified by this Agreement. Each Credit Party, by its signature below or to the Reaffirmation, as applicable, hereby affirms and confirms that, after giving effect to this Agreement, (i) its obligations under each of the Loan Documents to which it is a party and (ii) its guarantee of the applicable Obligations and the pledge of and/or grant of a security interest in its assets constituting Collateral to secure such Obligations, and acknowledges and agrees that such guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, such Obligations. In furtherance of the affirmation and confirmation of its grant of a security interest in its assets constituting Collateral to secure the applicable Obligations, each Credit Party does hereby pledge, collaterally assign to the Administrative Agent, and does hereby grant to the Administrative Agent, for the benefit of the Secured Parties, a security interest in all of the right, title and interest of such Credit Party in, to and under the Collateral of such Credit Party on the terms and conditions set forth in, and is governed by, the applicable Security Agreements. For the avoidance of doubt, the security interest granted herein is duplicative of the security interest granted in the applicable Security Agreements, does not affect the validity, scope or existence of the security interest created pursuant to the Security Agreements and shall not be junior to the lien granted pursuant to the Security Agreements. The amendment of the Credit Agreement pursuant to this Agreement and all other Loan Documents amended and/or executed and delivered in connection herewith is not intended to, and shall not, constitute a novation of the Credit Agreement or any of the other Loan Documents as in effect immediately prior to the Amendment No. 1 Effective Date.

8.THIS AGREEMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers, as of the date first above written.
GTT COMMUNICATIONS, INC.

By:    /s/    Michael T. Sicoli
Name:    Michael T. Sicoli
Title:    Chief Financial Officer

GTT COMMUNICATIONS B.V.

By:    /s/    Michael T. Sicoli
Name:    Michael T. Sicoli
Title:    Director

[Signature Page to GTT Credit Agreement Amendment No. 1]

Acknowledged and agreed to:

KEYBANK NATIONAL ASSOCIATION,
as Administrative Agent

By:    /s/ Stacy Moritz
Name:    Stacy Moritz
Title:    Managing Director

[Signature Page to GTT Credit Agreement Amendment No. 1]

EXHIBIT A
REAFFIRMATION OF CREDIT AGREEMENT
Reference is made to (i) that Credit Agreement, dated as of May 31, 2018 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among GTT Communications, Inc., a Delaware corporation (the “U.S. Borrower”), GTT Communications B.V., a company organized under the laws of the Netherlands (the “EMEA Borrower” and, together with the U.S. Borrower, each a “Borrower” and collectively, the “Borrowers”), various financial institutions from time to time parties thereto as lenders and KeyBank National Association, as administrative agent and (ii) Amendment No. 1 to Credit Agreement (“Amendment No. 1”), dated as of August 8, 2019, by and among the Borrowers and the Administrative Agent. Capitalized terms used in this Reaffirmation of Credit Agreement, but not defined, have the meanings assigned to such terms in the Credit Agreement or Amendment No. 1, as the context may require.
Each Credit Party hereby affirms and confirms its obligations and agreements under (i) Amendment No. 1, (ii) the Credit Agreement as amended by Amendment No. 1 and (iii) the other Loan Documents.
[Signature pages to follow.]

GTT AMERICAS, LLC

By: /s/ Jessica Kaman
Name:    Jessica Kaman
Title:    Treasurer

GTT GLOBAL TELECOM GOVERNMENT SERVICES, LLC

By: /s/ Jessica Kaman
Name:    Jessica Kaman
Title:    Treasurer

COMMUNICATION DECISIONS - SNVC, LLC

By: /s/ Jessica Kaman
Name:    Jessica Kaman
Title:    Treasurer

CORE180, LLC

By: /s/ Jessica Kaman
Name:    Jessica Kaman
Title:    Treasurer

ELECTRA LTD.

By: /s/ Jessica Kaman
Name:    Jessica Kaman
Title:    Treasurer

GC PIVOTAL, LLC

By: /s/ Jessica Kaman
Name:    Jessica Kaman
Title:    Treasurer

[Signature Page to Reaffirmation of Amendment No. 1]

2497817 Ontario Limited

By:    /s/    Michael T. Sicoli
Name:    Michael Sicoli
Title:    Director

Accelerated Connections Inc.

By:    /s/    Michael T. Sicoli
Name:    Michael Sicoli
Title:    Director

Hibernia Atlantic Communications (Canada) Company

By:    /s/    Jessica Kaman
Name: Jessica Kaman
Title: Director

Hibernia Express (Canada) Limited

By:    /s/    Michael T. Sicoli
Name:    Michael Sicoli
Title:    Director

[Signature Page to Reaffirmation of Amendment No. 1]

EXECUTED as a DEED by
HIBERNIA INTERNATIONAL ASSETS INC.

Acting by:    /s/ Jessica Kaman
Duly authorized signatory
Name: Jessica Kaman
Title: Director

In the presence of:

/s/ Michael T. Sicoli
Signature of witness
Name:    Michael T. Sicoli
Address: 7900 Tysons One Place, Suite 1450, McLean VA 22102

EXECUTED as a DEED by
GTT HOLDINGS LIMITED

Acting by:    /s/ Jessica Kaman
Duly authorized signatory
Name: Jessica Kaman
Title: Director

In the presence of:

/s/ Michael T. Sicoli
Signature of witness
Name:    Michael T. Sicoli
Address: 7900 Tysons One Place, Suite 1450, McLean VA 22102

[Signature Page to Reaffirmation of Amendment No. 1]

EXECUTED as a DEED by
GTT-EMEA LTD.

Acting by:    /s/ Jessica Kaman
Duly authorized signatory
Name: Jessica Kaman
Title: Director
In the presence of:

/s/ Michael T. Sicoli
Signature of witness
Name:    Michael T. Sicoli
Address: 7900 Tysons One Place, Suite 1450, McLean VA 22102
EXECUTED as a DEED by
HIBERNIA ATLANTIC (UK) LIMITED

Acting by:    /s/ Jessica Kaman
Duly authorized signatory
Name: Jessica Kaman
Title: Director
In the presence of:

/s/ Michael T. Sicoli
Signature of witness
Name:    Michael T. Sicoli
Address: 7900 Tysons One Place, Suite 1450, McLean VA 22102

[Signature Page to Reaffirmation of Amendment No. 1]

EXECUTED as a DEED by
HIBERNIA EXPRESS (UK) LIMITED

Acting by:    /s/ Jessica Kaman
Duly authorized signatory
Name: Jessica Kaman
Title: Director
In the presence of:

/s/ Michael T. Sicoli
Signature of witness
Name:    Michael T. Sicoli
Address: 7900 Tysons One Place, Suite 1450, McLean VA 22102
EXECUTED as a DEED by
HIBERNIA MEDIA (UK) LIMITED

Acting by:    /s/ Jessica Kaman
Duly authorized signatory
Name: Jessica Kaman
Title: Director
In the presence of:

/s/ Michael T. Sicoli
Signature of witness
Name:    Michael T. Sicoli
Address: 7900 Tysons One Place, Suite 1450, McLean VA 22102

[Signature Page to Reaffirmation of Amendment No. 1]

GIVEN under the common seal of/s/ Jessica Kaman
HIBERNIA NGS LIMITEDJessica Kaman, Director
and DELIVERED as a DEED:

/s/ Michael T. Sicoli
Michael T. Sicoli
Director/Secretary/Person
duly authorised by the board

GIVEN under the common seal of/s/ Jessica Kaman
HIBERNIA ATLANTIC CABLE SYSTEM LIMITEDJessica Kaman, Director
and DELIVERED as a DEED:

/s/ Michael T. Sicoli
Michael T. Sicoli
Director/Secretary/Person
duly authorised by the board

GIVEN under the common seal of/s/ Jessica Kaman
HIBERNIA EXPRESS (IRELAND) LIMITEDJessica Kaman, Director
and DELIVERED as a DEED:

/s/ Michael T. Sicoli
Michael T. Sicoli
Director/Secretary/Person
duly authorised by the board

GIVEN under the common seal of/s/ Jessica Kaman
PERSEUS TELECOM LIMITEDJessica Kaman, Director
and DELIVERED as a DEED:

/s/ Michael T. Sicoli
Michael T. Sicoli
Director/Secretary/Person
duly authorised by the board

[Signature Page to Reaffirmation of Amendment No. 1]

GTT COMMUNICATIONS B.V.

By:        /s/ Jessica Kaman
Name: Jessica Kaman
Title: Authorized Signatory

INTEROUTE MANAGED SERVICES SWEDEN AB

By:        /s/ Jessica Kaman
Name: Jessica Kaman
Title: Director

INTEROUTE MANAGED SERVICES SWITZERLAND SÀRL

By:        /s/ Jessica Kaman
Name: Jessica Kaman
Title: Director

Interoute Germany GmbH

By:        /s/ Jessica Kaman
Name: Jessica Kaman
Title: Director

[Signature Page to Reaffirmation of Amendment No. 1]

EXECUTED as a DEED by
INTEROUTE COMMUNICATIONS HOLDINGS LIMITED

Acting by:    /s/ Jessica Kaman
Duly authorized signatory
Name: Jessica Kaman
Title: Director

In the presence of a witness:

/s/ Michael T. Sicoli
Signature of witness
Name:    Michael T. Sicoli
Address: 7900 Tysons One Place, Suite 1450, McLean VA 22102

EXECUTED as a DEED by
INTEROUTE COMMUNICATIONS LIMITED

Acting by:    /s/ Jessica Kaman
Duly authorized signatory
Name: Jessica Kaman
Title: Director

In the presence of a witness:

/s/ Michael T. Sicoli
Signature of witness
Name:    Michael T. Sicoli
Address: 7900 Tysons One Place, Suite 1450, McLean VA 22102

[Signature Page to Reaffirmation of Amendment No. 1]

EXECUTED as a DEED by
INTEROUTE MEDIA SERVICES LIMITED

Acting by:    /s/ Jessica Kaman
Duly authorized signatory
Name: Jessica Kaman
Title: Director

In the presence of a witness:

/s/ Michael T. Sicoli
Signature of witness
Name:    Michael T. Sicoli
Address: 7900 Tysons One Place, Suite 1450, McLean VA 22102

EXECUTED as a DEED by
INTEROUTE NETWORKS LIMITED

Acting by:    /s/ Jessica Kaman
Duly authorized signatory
Name: Jessica Kaman
Title: Director

In the presence of a witness:

/s/ Michael T. Sicoli
Signature of witness
Name:    Michael T. Sicoli
Address: 7900 Tysons One Place, Suite 1450, McLean VA 22102

[Signature Page to Reaffirmation of Amendment No. 1]

GTT Netherlands B.V.

By:        /s/ Jessica Kaman
Name: Jessica Kaman
Title: Director

[Signature Page to Reaffirmation of Amendment No. 1]

EXHIBIT B
CONSENT TO AMENDMENT NO. 1
CONSENT (this “Consent”) to Amendment No. 1 to Credit Agreement ( “Amendment No. 1”), to that Credit Agreement, dated as of May 31, 2018 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among GTT Communications Inc., a Delaware corporation (the “U.S. Borrower”), GTT Communications B.V., a company organized under the laws of the Netherlands (the “EMEA Borrower” and, together with the U.S. Borrower, each a “Borrower” and collectively, the “Borrowers”), various financial institutions from time to time parties thereto as lenders and KeyBank National Association, as administrative agent (the “Administrative Agent”). Capitalized terms used in this Consent, but not defined, have the meanings assigned to such terms in the Credit Agreement or Amendment No. 1, as the context may require.
The undersigned Revolving Lender hereby irrevocably and unconditionally approves Amendment No. 1, consents to the amendments contained therein in respect of all of such Revolving Lender’s Revolving Loans and/or Revolving Commitments held on the date hereof and directs the Administrative Agent to execute and deliver Amendment No. 1.
IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

________________________________________,
as a Revolving Lender (type name of the legal entity)

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title: